Other Income	12 Months Ended
Dec. 31, 2023
Disclosure of Other Income [Abstract]
Other Income
7.
Other income

	2023	2022	2021
	S$’000	S$’000	S$’000

Interest income	7,898	1,716	456
Government grants
- Job Support Scheme	—	—	863
- Job Growth Incentive	—	970	—
- Others	212	68	140
Rent concession	1	3	141
Refund of indirect tax penalty	527	—	—
Others	82	30	123
	8,720	2,787	1,723

Grant income of S$212,000 was recognised during the financial year under the Enterprise Development Grant (the "EDG") which supports qualifying business transformation. The grant income of S$970,000 and S$863,000 were recognised in the financial year 2022 and 2021 under the Job Growth Incentive (the "JGI") and Jobs Support Scheme (the “JSS”) respectively. JSS is a temporary scheme introduced in the Singapore Budget 2020 to help enterprises retain local employees. The scheme had been extended up to 2022 by the Government. Under the JSS, employers will receive cash grants in relation to the gross monthly wages of eligible employees.